UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  May 10, 2006


                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)


                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-13794                                          13-3818402
        33-90786                                          13-3818407
       33-90786-01                                        13-3818405
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(Commission File Number)                       (IRS Employer Identification No.)


1000 Boardwalk at Virginia Avenue
Atlantic City, New Jersey                                           08401
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(Address of Principal Executive Offices)                          (Zip Code)


                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES

         On May 10, 2005, Donald J. Trump exercised his right to purchase 1,217,933 shares of Common Stock, par value $0.001 per share, of Trump Entertainment Resorts, Inc. (the "Company") at $14.60 per share, pursuant to that certain one-year warrant received by Mr. Trump on May 20, 2005. The cash proceeds from the exercise of the warrant will be distributed to former holders of the 11.25% First Mortgage Notes due 2006 of Trump Atlantic City Associates and Trump Atlantic City Funding, Inc., Trump Atlantic City Funding II, Inc. and Trump Atlantic City Funding III, Inc., on a pro rata basis, in combination with the exercise of the Class 11 Class A Warrants, which expire on May 22, 2006. These securities are being issued to Mr. Trump in reliance upon an exemption from registration with the Securities and Exchange Commission pursuant to
Section 4(2) of the Securities Act of 1993, as amended, and Rule 506 promulgated hereunder. Mr. Trump is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

ITEM 8.01   OTHER EVENTS

         In accordance with the Company's Second Amended Joint Plan of Reorganization (the "Plan") and by order of the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), by not later than May 19, 2006, the holders of the common stock (the "Old Shares") of the Company's predecessor-in-interest, Trump Hotels & Casino Resorts, Inc., (other than Mr. Trump) will be receiving a pro rata share of the net proceeds from the sale of the former World's Fair site in Atlantic City, New Jersey. In accordance with the Plan, the former World's Fair site was sold at auction for a purchase price of $25.15 million in September 2005 and the net proceeds from the sale were held in escrow by counsel for the equity committee of the holders of the Old Shares pending further order of the Bankruptcy Court and were therefore not included in cash on the Company's financial statements. On May 12, 2006, the Bankruptcy Court issued an order authorizing the release of such proceeds for distribution to the holders of the Old Shares, each of whom will receive $1.25 for each Old Share paid in accordance with the Plan.









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
        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 16, 2006


                              TRUMP ENTERTAINMENT RESORTS, INC.

                              By: /s/ Robert M. Pickus
                                  -------------------------------------------
                              Name: Robert M. Pickus
                              Title: Executive Vice President and Secretary



                              TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                              By: /s/ Robert M. Pickus
                                  -------------------------------------------
                              Name: Robert M. Pickus
                              Title: Executive Vice President and Secretary



                              TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                              By: /s/ Robert M. Pickus
                                  -------------------------------------------
                              Name: Robert M. Pickus
                              Title: Executive Vice President and Secretary





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